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                                                                    Exhibit 3.75

                                                                          PAGE 1

                                    DELAWARE
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PJC PROVIDENCE REALTY LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE FOURTEENTH DAY OF JANUARY, A.D. 2002, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-EIGHTH DAY OF MAY, A.D. 2003, AT 10:54 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.

[SEAL]

                                     /s/ Harriet Smith Windsor
                                     -------------------------
3480180  8100H                       Harriet Smith Windsor, Secretary of State
040547395                               AUTHENTICATION: 3256792
                                                  DATE: 07-27-04

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                            CERTIFICATE OF FORMATION

                                       OF

                            PJC PROVIDENCE REALTY LLC

     This Certificate of Formation of PJC PROVIDENCE REALTY LLC (the "COMPANY"), dated as of January 11, 2002, is being duly executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL. C. Sec. 18-101, ET SEQ.).

     FIRST. The name of the limited liability company formed hereby is PJC Providence Realty LLC.

     SECOND. The address of the registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The name of its Registered Agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                       /s/ Julianne M. Ells
                                       -------------------------------------
                                       Julianne M. Ells, Authorized Person


                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 01/14/2002
                                                          020024236 - 3480180

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                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   DELIVERED 10:55 AM 05/28/2003
                                                     FILED 10:54 AM 05/28/2003
                                                    SRV 030346113 - 3480180 FILE


                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                            PJC PROVIDENCE REALTY LLC

                        PURSUANT TO SECTION 18-202 OF THE
                     DELAWARE LIMITED LIABILITY COMPANY ACT

                                     * * * *


1)   The name of the Limited Liability Company is PJC Providence Realty LLC.

2) The Certificate of Amendment is hereby amended to change Article "2" of the Certificate of Formation to read as follows:

     "2. The address of the registered office in the State of Delaware is 615 South DuPont Highway, in the City of Dover, County of Kent, 19901. The name of its registered agent at such address is NATIONAL CORPORATE RESEARCH, LTD."

     The undersigned, an authorized person of the limited liability company, executes this Certificate of Amendment on May 27, 2003.


                                                       /s/Randy Wyrofsky
                                                       -----------------------
                                                       Authorized Person